ANNUAL REPORT
                       FOR THE YEAR ENDED OCTOBER 31, 2000


                                     [LOGO]


                                  GROWTH FUND I


                          PROVIDENT INVESTMENT COUNSEL
                     ---------------------------------------
                     GROWTH STOCK LEADERS FOR HALF A CENTURY

CONTENTS

                                       2     President's Letter
                                       4     Performance Update/Portfolio Review
THE FUND                               6     Statement of Assets and Liabilities
                                       7     Statement of Operations
                                       8     Statements of Changes in Net Assets
                                       9     Financial Highlights
                                      10     Notes to Financial Statements
THE PORTFOLIO                         14     Statement of Net Assets
                                      16     Statement of Operations
                                      17     Statements of Changes in Net Assets
                                      18     Selected Ratio Data
                                      19     Notes to Financial Statements

FELLOW SHAREHOLDERS,

We are very pleased to report positive results for the twelve months ended October 31, 2000.

Our Growth fund performed well on both an absolute and relative basis for this period. The PIC Growth Fund's return of 11.21% bested the Russell 1000 Growth Index return of 9.33%.

We are satisfied with the performance of our Fund, especially considering the uncertain and volatile nature of the current market environment. The year 2000 has been, and continues to be, a challenging year for the U.S. equity markets. The year began with Y2K fears and valuation concerns. Although Y2K fears dissipated almost immediately, concerns over relative valuations proved legitimate. We saw this play out in the spring as many investors exited New Economy stocks in the technology sectors for stocks in Old Economy sectors including food, oil, defense and manufacturing. As the year continued, investors oscillated between fear of rising interest rates and hope that the Fed had tightened enough. However, as summer approached, technology growth stocks became leaders once again.

The third quarter of 2000 saw the markets experience additional pressure from rising energy prices and continued concerns over inflation and interest rates. The aforementioned technology growth stock leadership proved short-lived as numerous bellwether stocks in this sector pre-announced weaker than expected earnings. October saw the usual efforts to reduce capital gains by large mutual fund companies -- contributing to negative returns for most equity indexes. With all of this as a backdrop, the market also had to deal with uncertainties surrounding the presidential election.

Looking ahead, we see economic activity slowing, but not stagnating. We think investors need to put into perspective that the GDP and earnings growth rates of the last 18 months have been super-charged and unsustainable. We see a real GDP growth rate in the area of +3.0-3.5% for 2001 over 2000. If we are close to the mark, such a rate of change should be sufficient for selected growth companies --large, mid and small -- to continue to deliver high and sustainable double-digit revenue and earnings growth.

Our outlook for growth company shares is positive. We feel that the primary driver of the recent bull market in the U.S. has been extraordinary increases in productivity. These productivity advances continue. While the Fed has instituted numerous interest rate increases over the past 2 years, high quality growth companies continue to record strong revenue and earnings growth translating into higher equity values.

For these reasons, Provident Investment Counsel is confident that our time-tested philosophy of building portfolios of high growth companies -- companies with outstanding revenue and earnings growth -- will continue to reward our mutual fund shareholders in the long run. Volatility and huge market swings have become commonplace in today's equity markets. However, it is still our unwavering belief that, over time, a company's earnings-per-share growth is the most significant determinant of long-term stock price appreciation.

Thank you for your continued confidence in Provident Investment Counsel.

/s/ Thomas M. Mitchell

Thomas M. Mitchell
President
PIC Investment Trust

OUR PHILOSOPHY

*    Focused, fundamental research, properly controlled, adds value.

* Sustainable earnings growth is the most important contributor to long-term stock appreciation.

* Emphasis on strong financial characteristics ensures focus on growth and quality.

* Investment style consistency is critical to superior long-term investment results.

[GRAPHIC]   EMERGING GROWTH   SMALL CAP   MID CAP   LARGE CAP   MATURE COMPANIES
                                     ESTABLISHED GROWTH

PERFORMANCE UPDATE/PORTFOLIO REVIEW
GROWTH FUND I

                            EQUITY SECTOR WEIGHTINGS
          Average annual total returns for the period ended 10/31/00*:

     Electronic Technology                                           42.23%
     Health Technology                                               20.39
     Technology Services                                             15.00
     Finance                                                          7.37
     Retail Trade                                                     5.91
     Producer Manufacturing                                           5.00
     Consumer Services                                                2.32
     Consumer Durables                                                1.22
     Communications                                                   0.56

                                                         SINCE
                                                       INCEPTION
                 1 YEAR       3 YEAR       5 YEAR       6/11/92
                 ------       ------       ------       -------
                 11.21%       20.35%       20.24%        16.43%

                                                                    % OF NET
     TOP 10 EQUITY HOLDINGS:                                         ASSETS
                                                                    --------
     Cisco Systems, Inc.                                              7.08%
     Sun Microsystems, Inc.                                           6.05%
     EMC Corp.                                                        5.57%
     Morgan Stanley Dean
     Witter & Co.                                                     4.84%
     General Electric Co.                                             4.67%
     Corning, Inc.                                                    4.64%
     Pfizer, Inc.                                                     3.76%
     America Online, Inc.                                             3.54%
     CIENA Corp.                                                      2.96%
     Analog Devices, Inc.                                             2.68%

* The total returns stated above were achieved during favorable market conditions. Investors should not expect that such favorable return can be consistently achieved.

PERFORMANCE COMPARISON

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I
            Value of $10,000 Investment vs Russell 1000 Growth Index
                                and S&P 500 Index

                  Provident Investment
                        Counsel
                     Growth Fund I        Russell 1000 Growth      S&P 500 Index
                     -------------        -------------------      -------------
11-Jun-92               $10,000                 $10,000               $10,000
31-Jul-92               $10,390                 $10,494               $10,397
31-Jan-93               $11,440                 $11,089               $10,913
31-Jul-93               $10,950                 $10,755               $11,305
31-Jan-94               $11,821                 $11,808               $12,319
31-Jul-94               $10,990                 $11,296               $11,888
31-Jan-95               $11,150                 $12,102               $12,384
31-Jul-95               $13,752                 $14,847               $14,992
31-Jan-96               $14,113                 $16,801               $17,172
31-Jul-96               $14,303                 $17,153               $17,476
31-Jan-97               $17,955                 $21,419               $21,696
31-Jul-97               $21,722                 $26,043               $26,587
31-Jan-98               $21,422                 $26,897               $27,534
31-Jul-98               $26,383                 $31,228               $31,715
31-Jan-99               $30,874                 $38,350               $36,480
31-Jul-99               $30,830                 $38,737               $38,123
31-Jan-00               $36,633                 $45,972               $40,253
31-Jul-00               $36,893                 $48,179               $41,543
31-Oct-00               $35,853                 $45,319               $41,617

                                                                       Since One
                                                 Year     Five Year    Inception
                                                ------    ---------    ---------
Provident Investment Counsel Growth Fund I      11.21%      20.24%       16.43%

Past perfomance is not predictive of future performance.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investment in Portfolio, at cost ...........................    $ 148,385,298
                                                                  =============
  Investment in Portfolio, at value ..........................    $ 181,392,956
  Receivables:
    Investment in Portfolio sold .............................            2,648
    Fund shares sold .........................................           11,953
    From Provident Investment Counsel, Inc. (Note 3) .........            6,891
  Prepaid expenses ...........................................            9,333
                                                                  -------------
      Total assets ...........................................      181,423,781
                                                                  -------------

LIABILITIES
  Payables:
    Investment in Portfolio purchased ........................           11,953
    Fund shares redeemed .....................................            2,648
  Deferred trustees' compensation (Note 3) ...................           31,195
  Accrued expenses ...........................................           83,998
                                                                  -------------
      Total liabilities ......................................          129,794
                                                                  -------------

NET ASSETS
  Applicable to shares of beneficial interest outstanding ....    $ 181,293,987
                                                                  =============

  Shares of beneficial interest outstanding ..................        8,762,467
                                                                  -------------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....    $       20.69
                                                                  =============

COMPONENTS OF NET ASSETS
  Paid-in capital ............................................    $ 112,501,662
  Accumulated net investment loss ............................          (95,577)
  Accumulated net realized gain on investments ...............       35,880,244
  Net unrealized appreciation on investments .................       33,007,658
                                                                  -------------
      Net assets .............................................    $ 181,293,987
                                                                  =============

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENT OF OPERATIONS For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Net investment loss from Portfolio ..........................    $ (1,059,915)
                                                                   ------------
  Expenses
    Administration fees (Note 3) ..............................         411,086
    Transfer agent fees .......................................         194,199
    Registration expense ......................................          27,000
    Audit fees ................................................          15,000
    Reports to shareholders ...................................          13,000
    Trustee fees ..............................................           9,031
    Legal fees ................................................           8,000
    Custody and accounting services fees ......................           6,000
    Miscellaneous .............................................          10,000
                                                                   ------------
      Total expenses ..........................................         693,316
      Less: fees waived (Note 3) ..............................        (198,209)
                                                                   ------------
      Net expenses ............................................         495,107
                                                                   ------------
        NET INVESTMENT LOSS ...................................      (1,555,022)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ............................      37,543,459
  Net unrealized depreciation on investments ..................     (16,978,051)
                                                                   ------------
    Net realized and unrealized gain on investments ...........      20,565,408
                                                                   ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....    $ 19,010,386
                                                                   ============

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED          YEAR ENDED
                                                   OCTOBER 31, 2000    OCTOBER 31, 1999
                                                   ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................    $  (1,555,022)      $  (1,184,689)
  Net realized gain on investments .............       37,543,459          27,417,856
  Net unrealized appreciation (depreciation)
    on investments .............................      (16,978,051)         14,672,037
                                                    -------------       -------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................       19,010,386          40,905,204
                                                    -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................      (27,539,449)         (9,515,184)
                                                    -------------       -------------
BENEFICIAL INTEREST SHARE TRANSACTIONS
  Proceeds from shares sold ....................       22,945,210          24,616,335
  Proceeds from reinvestment of distributions ..       26,503,083           9,201,984
  Cost of shares redeemed ......................      (34,024,313)        (23,216,938)
                                                    -------------       -------------
  Net increase in net assets resulting
    from share transactions ....................       15,423,980          10,601,381
                                                    -------------       -------------
      TOTAL INCREASE IN NET ASSETS .............        6,894,917          41,991,401

NET ASSETS
  Beginning of year ............................      174,399,070         132,407,669
                                                    -------------       -------------
  END OF YEAR ..................................    $ 181,293,987       $ 174,399,070
                                                    =============       =============
  ACCUMULATED NET INVESTMENT LOSS ..............          (95,577)            (63,034)
                                                    =============       =============
CHANGE IN SHARES
  Shares sold ..................................        1,013,799           1,205,821
  Shares issued on reinvestment of distributions        1,264,460             512,075
  Shares redeemed ..............................       (1,546,128)         (1,147,070)
                                                    -------------       -------------
  NET INCREASE .................................          732,131             570,826
                                                    =============       =============

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year
--------------------------------------------------------------------------------

                                                          YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------
                                             2000       1999       1998       1997       1996
                                            -------    -------    -------    -------    -------
Net asset value, beginning of year.......   $ 21.72    $ 17.75    $ 18.14    $ 16.25    $ 14.25
                                            -------    -------    -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................      (0.18)     (0.15)     (0.06)     (0.15)     (0.06)
  Net realized and unrealized gain
    on investments .....................       2.66       5.40       3.04       3.98       2.06
                                            -------    -------    -------    -------    -------
Total from investment operations........       2.48       5.25       2.98       3.83       2.00
                                            -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  From net realized gains ..............      (3.51)     (1.28)     (3.37)     (1.94)        --
                                            -------    -------    -------    -------    -------
  Net asset value, end of year .........    $ 20.69    $ 21.72    $ 17.75    $ 18.14    $ 16.25
                                            =======    =======    =======    =======    =======

Total return............................      11.21%     31.08%     19.60%     26.44%     14.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)....    $ 181.3    $ 174.4    $ 132.4    $  80.0    $ 116.1

RATIOS TO AVERAGE NET ASSETS:#++
  Expenses .............................       1.25%      1.25%      1.25%      1.25%      1.25%
  Net investment loss ..................      (0.79%)    (0.73%)    (0.57%)    (0.38%)    (0.28%)

# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the Portfolio.
++ Net of fees waived. The combined fees waived were 0.10%, 0.11%, 0.16%, 0.15%, and 0.09%, respectively.

See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 - ORGANIZATION

     Provident Investment Counsel Growth Fund I (the "Fund") is one of twelve series of PIC Investment Trust (the "Trust"). The Trust was organized on Decem-ber 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests substantially all of its assets in the PIC Growth Portfolio (the "Portfolio"), a separate registered management investment company having the same investment objective as the Fund. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. INVESTMENT VALUATION. The Fund reflects its investment in the Portfolio at its proportionate interest in the value of the Portfolio's net assets. Valuation of securities by the Portfolio is discussed at Note 2A of the Portfolio's Notes to Financial Statements.

     B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income, net of the expenses of the Portfolio, daily on its investment in the Portfolio. All net investment income and realized and unrealized gains or losses on investments of the Portfolio are allocated pro rata among the Fund and the other Holders of Interests in the Portfolio. Dividends, if any, are paid annually to shareholders of the Fund and recorded on the ex-dividend date.

     C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provisions are required.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended October 31, 2000, the Fund decreased accumulated net realized gain by $1,525,264 and increased paid-in capital by $2,785 primarily due to the Fund experiencing a net investment loss during the year. Net assets were not affected by this change.

3 - TRANSACTIONS WITH AFFILIATES

     The Trust has entered into administration agreements with Provident Investment Counsel, Inc. ("PIC") and Investment Company Administration, L.L.C. ("ICA") pursuant to which certain employees of these entities serve as officers and/or trustees of the Trust and the Portfolio. PIC and ICA also provide management services necessary for the operations of the Trust and the Portfolio and furnish office facilities. PIC receives a fee for its services to the Fund, at the rate of 0.20% of the average daily net assets of the Fund. ICA receives an annual fee of $15,000 for its services from the Fund.

     Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses for ten years ending March 1, 2010, to the extent necessary so that the expenses of the Fund, including those expenses allocated from the Portfolio, do not exceed 1.25% of the Fund's average net assets. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund and Portfolio if, within three subsequent years, the Fund's or Portfolio's expenses are less than the limit agreed to by PIC. The amount of fees waived for the year ended October 31, 2000 were $198,209.

     At October 31, 2000, the amount available for reimbursement that has been paid and/or waived by PIC on behalf of the Fund is $561,598.

     At October 31, 2000, PIC may recapture a portion of the above amounts no later than the dates as stated below:

                                                   OCTOBER 31,
                                     --------------------------------------
                                       2001           2002           2003
                                     --------       --------       --------
     Growth Fund I ...........       $178,773       $184,616       $198,209

     First Fund Distributors, Inc. (the "Distributor"), a registered broker-dealer, acts as the principal underwriter for the Trust in connection with the offering of its shares. The Distributor is an affiliate of ICA. The Distributor received no commissions from the sales or redemptions of Fund shares during the year ended Octo-ber 31, 2000.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

--------------------------------------------------------------------------------

     On December 19, 1995, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis. For the year ended October 31, 2000, the change in the value of the phantom account was unrealized appreciation of $5,384.

4 - INVESTMENT TRANSACTIONS

     Additions and reductions in the investments in the Portfolio aggregated $22,979,524 and $35,527,650, respectively.

     At October 31, 2000, the Fund owned 95.0% of the total net assets of the Portfolio.

5 - SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

     On September 26, 2000, Old Mutual plc acquired UAM, PIC's indirect parent. A special meeting of shareholders of the Fund was held at the offices of Provident Investment Counsel, Inc. on October 27, 2000. The shareholders of the Funds approved a new investment advisory agreement for the PIC Growth Portfolio as a result of the acquisition of PIC's parent company, UAM, by Old Mutual plc with 4,490,667 shares voted "For", 3,971 shares voted "Against" and 135,791 shares abstained.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of PIC Investment Trust and the Shareholders of
  Provident Investment Counsel Growth Fund I

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Provident Investment Counsel Growth Fund I series of PIC Investment Trust (the "Trust") at Octo-ber 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended October 31, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
December 15, 2000

                              PIC GROWTH PORTFOLIO

STATEMENT OF NET ASSETS as of October 31, 2000
--------------------------------------------------------------------------------
  SHARES                                                              VALUE
--------------------------------------------------------------------------------

EQUITY SECURITIES: 93.3%

AUTOMOBILES: 1.1%
    45,200    Harley-Davidson, Inc.                                $  2,178,075
                                                                   ------------
BIOTECHNOLOGY: 2.8%
    18,700    IDEC Pharmaceuticals Corp.*                             3,667,538
    40,400    Immunex Corp.*                                          1,719,525
                                                                   ------------
                                                                      5,387,063
                                                                   ------------
BUILDING PRODUCTS: 1.4%
    57,800    Lowe's Companies, Inc.                                  2,640,738
                                                                   ------------
COMPUTER SERVICES: 8.4%
    12,600    Amdocs Ltd.*                                              816,638
    18,600    Juniper Networks, Inc.*                                 3,627,000
   104,200    Sun Microsystems, Inc.*                                11,553,175
                                                                   ------------
                                                                     15,996,813
                                                                   ------------
COMPUTER SOFTWARE: 6.9%
    57,200    Adobe Systems, Inc.                                     4,350,775
    54,100    BEA Systems, Inc.*                                      3,881,675
    12,500    i2 Technologies, Inc.*                                  2,125,000
    85,800    Oracle Corp.*                                           2,831,400
                                                                   ------------
                                                                     13,188,850
                                                                   ------------
DISCOUNT   RETAILERS: 0.5%
    25,600    Dollar Tree Stores, Inc.*                               1,001,600
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES: 4.8%
   115,100    Morgan Stanley Dean Witter & Co.                        9,243,969
                                                                   ------------
DRUGS & PHARMACEUTICALS: 14.3%
    54,100    Alza Corp.*                                             4,378,719
    73,900    American Home Products Corp.                            4,692,650
    81,900    Elan Corp plc, ADR*                                     4,253,681
   166,250    Pfizer, Inc.                                            7,179,922
    83,900    Pharmacia Corp.                                         4,614,500
    36,700    Watson Pharmaceuticals, Inc.*                           2,296,044
                                                                   ------------
                                                                     27,415,516
                                                                   ------------
ELECTRIC COMPONENTS/SEMICONDUCTORS: 7.8%
    78,600    Analog Devices, Inc.*                                   5,109,000
    38,400    Applied Micro Circuits Corp.*                           2,932,800
    43,700    QLogic Corp.*                                           4,227,975
     9,800    SDL, Inc.*                                              2,540,650
                                                                   ------------
                                                                     14,810,425
                                                                   ------------
ELECTRICAL EQUIPMENT/PERIPHERALS: 5.6%
   119,400    EMC Corp.*                                             10,634,062
                                                                   ------------
ELECTRICAL PRODUCTS: 4.7%
   162,600    General Electric Co.                                    8,912,512
                                                                   ------------
ENTERTAINMENT & LEISURE: 2.2%
    72,550    Viacom, Inc. - Class B*                                 4,126,281
                                                                   ------------
FINANCIAL SERVICES: 2.0%
    87,000    Stilwell Financial, Inc.                                3,898,687
                                                                   ------------
INTERNET SERVICES: 6.7%
   134,100    America Online, Inc.*                                   6,762,663
    34,300    Ariba, Inc.*                                            4,334,662
    12,300    VeriSign, Inc.*                                         1,623,600
                                                                   ------------
                                                                     12,720,925
                                                                   ------------
MEDICAL & DENTAL PRODUCTS: 1.8%
    42,000    Allergan, Inc.                                          3,530,625
                                                                   ------------
NETWORKING: 9.9%
    12,600    Broadcom Corp. - Class A*                               2,801,925
   251,100    Cisco Systems, Inc.*                                   13,528,012
    21,000    Network Appliance, Inc.*                                2,499,000
                                                                   ------------
                                                                     18,828,937
                                                                   ------------
SPECIALTY RETAIL: 1.1%
    40,516    Kohl's Corp.*                                           2,195,461
                                                                   ------------
SUPERMARKETS: 2.5%
    86,000    Safeway, Inc.*                                          4,703,125
                                                                   ------------
TELECOMMUNICATIONS: 8.3%
    53,800    CIENA Corp.*                                            5,655,725
   115,800    Corning, Inc.                                           8,858,700
    30,400    Nokia Corp., ADR                                        1,299,600
         1    Nortel Networks Corp.                                          46
                                                                   ------------
                                                                     15,814,071
                                                                   ------------
TELEPHONE: 0.5%
    50,800    McLeodUSA, Inc.- Class A*                                 977,900
                                                                   ------------
TOTAL EQUITY SECURITIES
  (cost $143,901,361)                                               178,205,635
                                                                   ------------

                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                               VALUE
--------------------------------------------------------------------------------

MONEY MARKET INVESTMENTS: 5.8%
$5,499,597    Temporary Investment Fund Inc.- Temp Cash            $  5,499,597
 5,499,597    Temporary Investment Fund Inc.- Temp Fund               5,499,597
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
  (cost $10,999,194)                                                 10,999,194
                                                                   ------------
TOTAL INVESTMENTS: 99.1%
  (cost $154,900,555)                                               189,204,829
                                                                   ------------
OTHER ASSETS: 1.0%
Receivables:
  Securities sold                                                     1,917,399
  Dividends and interest                                                 40,143
  Shares of beneficial interests sold                                    26,953
Prepaid insurance                                                         1,008
Other assets                                                             23,317
                                                                   ------------
  Total Other Assets                                                  2,008,820
                                                                   ------------

TOTAL ASSETS                                                        191,213,649
                                                                   ------------
LIABILITIES: (0.1%)
Payables:
  Shares of beneficial interests redeemed                                 3,568
  Due to advisor (Note 3)                                               144,412
  Deferred trustees' compensation (Note 3)                               67,694
  Accrued expenses                                                       56,177
                                                                   ------------
  Total Liabilities                                                     271,851
                                                                   ------------

NET ASSETS: 100.0%                                                 $190,941,798
                                                                   ============

* Non-income producing security.

ADR - American Depository Receipt

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends (Net of foreign taxes of 8,963) .................    $    548,706
    Interest ..................................................         420,975
                                                                   ------------
      Total income ............................................         969,681
                                                                   ------------
  Expenses
    Investment advisory fees (Note 3) .........................       1,667,220
    Accounting services fees ..................................          86,480
    Administration fees (Note 3) ..............................         208,403
    Trustees' fees ............................................          33,100
    Custodian fees ............................................          44,041
    Audit fees ................................................          23,378
    Legal fees ................................................          13,276
    Insurance expense .........................................           2,964
    Miscellaneous .............................................           7,032
                                                                   ------------
      Total expenses ..........................................       2,085,894
      Less: fees waived (Note 3) ..............................          (1,869)
                                                                   ------------
      Net expenses ............................................       2,084,025
                                                                   ------------
        NET INVESTMENT LOSS ...................................      (1,114,344)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ............................      38,535,191
  Net unrealized depreciation on investments ..................     (17,116,729)
                                                                   ------------
    Net realized and unrealized gain on investments ...........      21,418,462
                                                                   ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...    $ 20,304,118
                                                                   ============

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 YEAR ENDED        YEAR ENDED
                                              OCTOBER 31, 2000  OCTOBER 31, 1999
                                              ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss .......................   $  (1,114,344)    $    (811,454)
  Net realized gain on investments ..........      38,535,191        27,950,275
  Net unrealized appreciation (depreciation)
    on investments ..........................     (17,116,729)       15,478,042
                                                -------------     -------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .......................      20,304,118        42,616,863
                                                -------------     -------------

TRANSACTIONS IN INTERESTS:
  Contributions by Holders ..................      26,934,456        28,654,776
  Withdrawals by Holders ....................     (38,602,035)      (25,048,703)
  Net increase (decrease) in net assets from
    transactions in interests ...............     (11,667,579)        3,606,073
                                                -------------     -------------
    TOTAL INCREASE IN NET ASSETS ............       8,636,539        46,222,936

NET ASSETS
  Beginning of year .........................     182,305,259       136,082,323
                                                -------------     -------------
  END OF YEAR ...............................   $ 190,941,798     $ 182,305,259
                                                =============     =============

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

SELECTED RATIO DATA
--------------------------------------------------------------------------------

                                                 YEAR ENDED OCTOBER 31,
                                     ------------------------------------------
                                      2000     1999     1998     1997     1996
                                     ------   ------   ------   ------   ------
RATIOS TO AVERAGE NET ASSETS:*

  Operating expenses..............    1.00%    1.00%    1.00%    1.00%    1.00%
  Net investment income (loss)....   (0.53%)  (0.49%)  (0.32%)  (0.13%)  (0.04%)

  Portfolio turnover rate.........  148.85%   80.34%   81.06%   67.54%   64.09%

* Net of fees waived of 0.00%, 0.00%, 0.02%, 0.05%, and 0.04% of average net assets, respectively.

See accompanying Notes to Financial Statements.

                              PIC GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 - ORGANIZATION

     PIC Growth Portfolio (the "Portfolio") was organized on December 11, 1991 as a separate trust under the laws of the State of New York. The beneficial interests in the Portfolio are divided into an unlimited number of non-transferable interests, par value $.01 each. The Portfolio is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.

2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Portfolio. These policies are in conformity with generally accepted accounting principles.

     A. VALUATION OF SECURITIES. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. FEDERAL INCOME TAXES. The Portfolio intends to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

     C. OTHER. Securities transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued and dividend income is recorded on the ex-dividend date.

     D. ACCOUNTING ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3 - TRANSACTIONS WITH AFFILIATES

     The Portfolio has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") and an administration agreement with Investment Company Administration, L.L.C. ("ICA") pursuant to which certain

                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------

employees of these entities serve as officers and/or trustees of the Portfolio. PIC and ICA also provide management services necessary for the operations of the Portfolio and furnish office facilities. ICA receives for its services a fee at the annual rate of 0.10% of the average daily net assets of the Portfolio, subject to an annual minimum of $45,000.

     PIC receives an investment advisory fee for its services to the Portfolio, at the annual rate of 0.80% of its average daily net assets. PIC has voluntarily agreed to limit the expenses of the Portfolio to 1.00% of its average daily net assets. The amount of fees waived for the year ended October 31, 2000 were $1,869.

     At October 31, 2000, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Portfolio is $31,192. At October 31, 2000, the Adviser may recapture a portion of the above amounts no later than the dates as stated below:

                                                      OCTOBER 31,
                                           --------------------------------
                                             2001        2002         2003
                                             ----        ----         ----
     Growth Portfolio ...................  $22,176      $7,147       $1,869

     On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are held plus the change in the value of the phantom share account determined on a quarterly basis.

     For the year ended October 31, 2000, the change in the value of the phantom account included unrealized appreciation of $8,543.

4 - INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the year ended October 31, 2000 were $296,799,634 and $302,561,196, respectively.

                              PIC GROWTH PORTFOLIO

--------------------------------------------------------------------------------

     The cost of securities for federal income tax purposes was $154,900,555. The aggregate gross unrealized appreciation and depreciation of investment securities, based on their cost for federal income tax purposes, were as follows:

     Gross unrealized appreciation ..........................  $37,298,841
     Gross unrealized depreciation ..........................   (2,994,567)
                                                               -----------
        Net unrealized appreciation .........................  $34,304,274
                                                               ===========

                              PIC GROWTH PORTFOLIO

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of and the Holders of Interests in PIC Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the selected ratio data present fairly, in all material respects, the financial position of PIC Growth Portfolio (the "Portfolio") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the selected ratio data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and selected ratio data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000, by correspondence with the custodian, provide a reasonable basis for our opinion. The selected ratio data for each of the three years in the period ended October 31, 1998 were audited by other independent accountants whose report dated December 3, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
December 15, 2000

                              PIC GROWTH PORTFOLIO

TAX DESIGNATION
--------------------------------------------------------------------------------

Provident Investment Counsel Growth Fund I hereby designates $27,539,449 as a capital gain dividend under section 852(b)(3)(c) of the Internal Revenue Code.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


TRUSTEES AND OFFICERS -- P-I-C INVESTMENT TRUST
--------------------------------------------------------------------------------
THOMAS J. CONDON, Trustee
JETTIE M. EDWARDS, Trustee
RICHARD N. FRANK, Trustee
JAMES CLAYBURN LAFORCE, Trustee
ANGELO R. MOZILO, Trustee
WAYNE H. SMITH, Trustee
THOMAS M. MITCHELL, President
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer


TRUSTEES AND OFFICERS -- P-I-C PORTFOLIOS
--------------------------------------------------------------------------------
THOMAS J. CONDON, Trustee
JETTIE M. EDWARDS, Trustee
RICHARD N. FRANK, Trustee
JAMES CLAYBURN LAFORCE, Trustee
ANGELO R. MOZILO, Trustee
WAYNE H. SMITH, Trustee
THOMAS M. MITCHELL, President
AARON W.L. EUBANKS, SR., Vice President and Secretary
WILLIAM T. WARNICK, Vice President and Treasurer


LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
PRICEWATERHOUSECOOPERS LLP

================================================================================
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.